General	6 Months Ended
Jun. 30, 2020
General [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	Gamida Cell Ltd. (the "Company"), founded in 1998, is an advanced cell therapy company committed to finding cures for patients with blood cancers and serious blood diseases and develops novel curative treatments using stem cells and natural killer (NK) cells.

b.	The Company has created a novel NAM-based cell expansion platform that is designed to enhance the number and functionality of allogenic donor cells. This proprietary therapeutic platform may enable the development of therapies with the potential to improve treatment outcomes beyond what is possible with current donor-derived therapies.

The lead product candidate, omidubicel, is an advanced cell therapy in development as a potential life-saving treatment option for patients in need of a bone marrow transplant (BMT). In May 2020, the Company reported that omidubicel met its primary endpoint in an international, randomized, multi-center Phase 3 clinical study in 125 patients with high-risk hematologic malignancies undergoing bone marrow transplant and who had no available matched donor. The study evaluated the safety and efficacy of omidubicel compared to standard umbilical cord blood. BMT with a graft derived from bone marrow or peripheral blood cells of a matched donor is currently the standard of care treatment for many of these patients, but there is a significant unmet need for patients who cannot find a fully matched donor.

Omidubicel is the first bone marrow transplant product to receive Breakthrough Therapy Designation from the U.S. Food and Drug Administration and has received orphan drug designation in the U.S. and in Europe.

In addition to omidubicel, the Company is developing GDA-201, an investigational NK cell-based cancer immunotherapy to be used in combination with standard-of-care therapeutic antibodies. NK cells have potent anti-tumor properties and have the advantage over other oncology cell therapies of not requiring genetic matching, potentially enabling NK cells to serve as a universal donor-based therapy when combined with certain antibodies. GDA-201 is currently in an investigator-sponsored Phase 1/2 study for the treatment of relapsed or refractory non-Hodgkin lymphoma (NHL) and multiple myeloma (MM). In December 2019, the Company reported preliminary data at the Annual Meeting of the American Society of Hematology, or ASH, which was subsequently updated by means of an abstract published by The European Society for Blood Marrow Transplantation, or EBMT. The data from the first 25 patients demonstrated that GDA-201 was clinically active and generally well tolerated. Among the eleven patients with NHL, seven achieved a complete response and one achieved a partial response.

c.	The Company is devoting substantially all of its efforts toward research and development activities. In the course of such activities, the Company has sustained operating losses and expects such losses to continue in the foreseeable future. The Company's accumulated deficit as of June 30, 2020 is $229,221 and negative cash flows from operating activities during the six month period ended June 30, 2020 is $22,779. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The interim consolidated financial statements do not include any adjustments to the carrying amounts and classifications of assets and liabilities that would result if the Company was unable to continue as a going concern. The Company requires additional financing in order to continue to fund its current operations and pay existing and future liabilities.

d.	On July 1, 2019, the Company closed a follow-on offering of its ordinary shares on the Nasdaq Global Market, which resulted in the sale of 7,000,000 ordinary shares at a public offering price of $5.00 per share, before underwriting discounts. The underwriters had a 30-day option to purchase up to 1,050,000 additional shares at a public offering price of $5.00 per share, and exercised in full their option to purchase such shares. The exercise of the underwriters' option closed on July 8, 2019. The Company received net proceeds from the offering of $37,140 (net of issuance costs and underwriting discounts of $3,110).

e.	On May 21, 2020, the Company closed a second follow-on offering of its ordinary shares on the Nasdaq Global Market, which resulted in the sale of 13,333,334 ordinary shares at a public offering price of $4.50 per share, before underwriting discounts. The underwriters had a 30-day option to purchase up to 2,000,000 additional shares at a public offering price of $4.50 per share, and exercised in full their option to purchase such shares. The exercise of the underwriters' option closed on May 26, 2020. The Company received net proceeds from the offering of $63,860 (net of issuance costs and underwriting discounts of $5,140).

f.	Definitions:

In these financial statements:

The Company	-	Gamida Cell Ltd. and its subsidiary

Subsidiary		Gamida Cell Inc. incorporated in 2000 and intended to focus on sales and marketing upon product approval.

Related parties	-	As defined in IAS 24

Dollar	-	U.S. dollar